UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 11, 2024 (Date of earliest event reported)

Arisz Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41078	87-1807866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MSQ Ventures

12 East 49th Street, 17th Floor

New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (919) 699-9827

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARIZ	The Nasdaq Stock Market LLC

Warrants	ARIZW	The Nasdaq Stock Market LLC

Rights	ARIZR	The Nasdaq Stock Market LLC

Units	ARIZU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

PIPE Subscription Agreements

As previously disclosed, on January 21, 2022, Arisz Acquisition Corp. (“Arisz”) entered into that certain Agreement and Plan of Merger (as amended as of April 4, 2022, October 10, 2022, April 24, 2023, July 28, 2023 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between Arisz and Finfront Holding Company, a Cayman Islands exempted company (the “Company”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. On December 20, 2023, each of PubCo and Merger Sub executed a supplemental joinder agreement along with Arisz and BitFuFu, agreeing to be bound by Amendment No. 2 to the Merger Agreement, Amendment No. 3 to the Merger Agreement and Amendment No. 4 to the Merger Agreement as if such parties were parties thereto on the date of their signing.

Also as previously disclosed, in connection with the proposed Business Combination, Arisz and the Company obtained commitments from interested accredited investors (each a “Subscriber”) to purchase Class A ordinary shares of Purchaser which will be issued in connection with the Closing (the “PIPE Shares”), for an aggregate cash amount of $70,000,000 at a purchase price of $10.00 per share, in a private placement (the “PIPE”).

Such commitments are being made by way of subscription agreements (the “Original PIPE Subscription Agreements”), by and among each Subscriber, Arisz and the Company.

On January 11, 2024, Arisz, the Company, PubCo and Merger Sub entered into an amended and restated PIPE Subscription Agreement (the “A&R PIPE Subscription Agreement”) with certain Subscribers, a PIPE Subscription Agreement with a new Subscriber (the “New PIPE Subscription Agreement” and together with the A&R PIPE Subscription Agreement, the “PIPE Subscription Agreements”) and a PIPE termination agreement with an existing Subscriber, pursuant to which the PIPE aggregate cash amount was increased from $70,000,000 to $74,000,000, at a purchase price of $10.00 per share. The PIPE Subscription Agreements contain substantially similar terms as the Original PIPE Subscription Agreements.

The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Merger. The PIPE Shares are identical to Class A ordinary shares of Purchaser that will be issued to existing public stockholders of Arisz at the time of the Closing, except that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC. The closing of the sale of PIPE Shares (the “PIPE Closing”) will be contingent upon the substantially concurrent consummation of the Merger

Pursuant to the PIPE Subscription Agreements, Purchaser has agreed to file (at Purchaser’s sole cost and expense) a registration statement registering the resale of the shares of common stock to be purchased in the private placement (the “PIPE Resale Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than thirty (30) calendar days following the Closing (assuming no additional financial statements are required or desirable to be included at the time of such filing) or (ii) ninety (90) calendar days following the Closing of the Transaction (assuming additional financial statements are required or desirable to be included at the time of such filing). Purchaser will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practical but no later than the earlier of (i) the 120th calendar day following the filing date thereof (in the event the SEC notifies Purchaser that it will “review” the PIPE Resale Registration Statement) and (ii) the 10th business day after the date Purchaser is notified by the SEC that the PIPE Resale Registration Statement will not be “reviewed” or will not be subject to further review.

Each PIPE Subscription Agreement will terminate upon the earlier to occur of (i) such date and time as the Merger Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties to the PIPE Subscription Agreements, (iii) any of the conditions to the PIPE Closing are not satisfied or waived on or prior to the PIPE Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement are not consummated at the PIPE Closing or (iv) November 17, 2024.

The foregoing descriptions of the A&R PIPE Subscription Agreement and the New PIPE Subscription Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the form A&R PIPE Subscription Agreement and form of New PIPE Subscription Agreement copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

As described above, in connection with increasing the PIPE aggregate cash amount from $70,000,000 to $74,000,000, Arisz, the Company, PubCo, Merger Sub and a Subscriber terminated one of the Original PIPE Subscription Agreements, by entering into a termination agreement on January 11, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Reference is made to the Exhibit Index below, which is incorporated herein by reference.

Exhibit No.	Description
10.1	Form of A&R PIPE Subscription Agreement
10.2	Form of New PIPE Subscription Agreement
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2024	ARISZ ACQUISITION CORP.

	By:	/s/ Fang Hindle-Yang
	Name:	Fang Hindle-Yang
	Title:	Chief Executive Officer

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